SUMMARY Prospectus August 1, 2026
T. ROWE PRICE
TDNA	Biotech ETF

Principal U.S. Listing Exchange: The Nasdaq Stock Market LLC Exchange-traded fund (ETF) shares are not individually redeemable.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling 1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated August 1, 2026, as amended or supplemented, and Statement of Additional Information, dated August 1, 2026, as amended or supplemented.

SUMMARY	1

Investment Objective(s)

The fund seeks to provide long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table or example below.

Fees and Expenses of the Fund

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.55%

Other expenses	—

Total annual fund operating expenses	0.55

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s fees and expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$56	$176

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. Because the fund commenced operations on or following the date of this prospectus, there is no portfolio turnover information provided for the fund.

Investments, Risks, and Performance

Principal Investment Strategies

The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of biotechnology companies. The fund defines biotechnology companies as companies engaged in health care innovations, such as developing new and effective therapies to treat and cure disease through the use of living cells. The fund references the MSCI GICS (Global Industry Classification Standard) biotechnology and pharmaceuticals industries to identify such companies. Any derivatives that provide exposure to the investment focus suggested by the fund’s name, or to one or more market risk factors associated with the investment focus suggested by the fund’s name, are counted (as applicable) toward compliance with the fund’s 80% investment policy.

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As a fundamental policy, the fund will concentrate (invest more than 25% of its net assets) in biotechnology companies. The majority of the fund will be invested in equity securities, such as common stocks. While most assets are typically invested in U.S. common stocks, the fund may invest in foreign stocks in keeping with its investment objective.

The fund uses fundamental, bottom-up analysis and may invest in companies of any market capitalization. The advisor prioritizes healthcare innovation, identifying companies that are advancing technologies that could meaningfully advance the care of individuals with disease. There is a special focus on companies developing: (i) new platform technologies, e.g., pioneering new drug technologies or novel therapeutic targets, (ii) approaches which expand the impact of existing technologies, or (iii) companies which capitalize on novel insights into human biology/disease. The fund will invest in companies across different stages of drug development, from preclinical drug discovery companies to commercial stage companies; across distinct therapeutic modalities (such as DNA/RNA-based medicines and cell therapies); and across different therapeutic areas (such as cancer and central nervous system disorders).

The fund is nondiversified, which means it may invest a greater percentage of its assets in a particular issuer than is permissible for a diversified fund.

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater in unfavorable or uncertain market conditions, are summarized as follows:

Biotechnology and pharmaceutical industry: Companies in the biotechnology and pharmaceutical industries spend heavily on research and development, and their products or services may not prove commercially successful or may become obsolete quickly. Companies in the biotechnology and pharmaceutical industries are subject to risks of new technologies and competitive pressures and are heavily dependent on patents and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. The biotechnology and pharmaceutical industries are exposed to significant potential product liability risks, which could delay or prevent completion of companies’ clinical development programs and incur lengthy and significant costs to resolve. Biotechnology companies are more likely emerging growth, and therefore may be capitalized thinly, be more volatile than companies with greater capitalizations, have persistent losses during different stages of drug development, and their revenue patterns may be erratic.

The biotechnology and pharmaceutical industries are subject to a significant amount of governmental regulation, and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on this industry. Substantially all pharmaceutical products are subject to FDA regulation approval process for pharmaceutical products. Compliance with the extensive foreign and domestic regulation on research, design, testing, manufacturing, labeling, marketing, distribution, and advertising of pharmaceutical products can be lengthy and expensive. Pharmaceutical companies may expend substantial resources in developing and testing a new product but fail to obtain the necessary approvals or clearances to market or manufacture the products on a timely basis or at all. Changes in government regulation could also have an adverse impact on companies, such as the Inflation Reduction Act of 2022, which allows for the negotiation of prescription drug prices on behalf of Medicare recipients, resulting in potentially reduced prescription prices and healthcare companies’ overall profitability.

SUMMARY	3

Industry concentration: The fund will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. By concentrating its investments in an industry or industry group, the fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market conditions: The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including geopolitical developments (such as trade and tariff arrangements, sanctions, and cybersecurity attacks), recessions, inflation, rapid interest rate changes, war, military conflict, acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues (such as pandemics) and related governmental and public responses. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Stock investing: Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks held by the fund may decline due to general weakness or volatility in the stock markets in which the fund invests or because of factors that affect a particular company or industry.

Foreign investing: Non-U.S. securities tend to be more volatile and have lower overall liquidity and trading volume than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. Further, securities of non-U.S. issuers are subject to trading markets with potential governmental interference, varying regulatory, auditing, and accounting standards, and settlement and clearance practices that differ from those of U.S. issuers. Investment in non-U.S. securities also carries currency risk. Any attempts to hedge currency risk could be unsuccessful. Such investments may have higher transaction costs compared with U.S. markets. Investments in emerging market countries are subject to greater risk and overall volatility than investments in developed markets.

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Nondiversification: As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single issuer could adversely affect fund performance more than if the fund were invested in a larger number of issuers. The fund’s share price can be expected to fluctuate more than that of a similar fund that is more broadly diversified.

Active management: The fund’s overall investment program and holdings selected by the fund’s investment adviser may underperform the broad markets, relevant indices, or other funds with similar objectives and investment strategies.

Authorized Participant: Only Authorized Participants may engage in creation or redemption transactions directly with the fund. The fund has a limited number of institutions that may act as Authorized Participants. Authorized Participants have no obligation to submit creation or redemption orders, and there is no assurance that Authorized Participants will establish or maintain an active trading market for shares. To the extent an Authorized Participant cannot or will not engage in creation and redemption transactions, shares may be more likely to trade at a premium or discount to the fund’s NAV and to face trading halts and/or delisting. If the fund effects its creations or redemptions at least partially or fully for cash, rather than in-kind securities, the fund may incur certain costs, including brokerage costs in connection with investing cash received and may recognize capital gains in connection with cash redemptions.

ETF shares trading: Shares of the fund are listed for trading on a national securities exchange and are bought and sold in the secondary market at market prices. The market prices of shares are expected to fluctuate in response to changes in the fund’s NAV, the value of the fund’s holdings, and supply and demand for shares. Disruptions to creations and redemptions, significant market volatility, potential lack of an active trading market for the shares (including through a trading halt), or other factors may widen bid-ask spreads and result in the shares trading significantly above (at a premium) or below (at a discount) to NAV or to the value of the fund’s holdings. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

New fund: Because the fund is new, it may have more limited operating history, fewer shareholders, and less assets than funds that have been in existence for longer periods. It may be more difficult to evaluate the investment program and portfolio manager of a fund with a limited performance track record. Due to the fund’s size, large shareholder purchases or redemptions could require the fund to buy or sell holdings at unfavorable times or maintain greater cash reserves than desired, create tax implications for the fund and its shareholders, and make it difficult to invest fully in accordance with the fund’s investment program.

SUMMARY	5

Cybersecurity breaches: The fund could be harmed by intentional cyberattacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, confidential information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality. A cybersecurity breach could result in a loss for the fund or affect its ability to operate as intended either temporarily or for an extended period, which may include limits on the ability to obtain pricing information for the fund’s investments, calculate its net asset value, and satisfy redemptions.

Performance

Because the fund commenced operations on or following the date of this prospectus, there is no historical performance information shown here. Performance history will be presented after the fund has been in operation for one full calendar year.

Current performance information will be available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Name	Title	Managed Fund Since	Joined Investment Adviser
John Hall	Portfolio Manager and Chair of Investment Advisory Committee	2026	2014

Purchase and Sale of Fund Shares

The fund issues and redeems shares at NAV only with Authorized Participants and only in large blocks of 25,000 shares (each, a “Creation Unit”). Individual fund shares may not be purchased or redeemed directly with the fund. An Authorized Participant may purchase or redeem a Creation Unit of the fund each business day that the fund is open in exchange for the delivery of a designated portfolio of in-kind securities and/or cash.

Individual fund shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on the Nasdaq Stock Market LLC (“Nasdaq”) and because the shares will trade at market prices rather than at NAV, shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). All purchases and sales are made pursuant to this prospectus. Please refer to the fund’s website for additional information (troweprice.com).

Tax Information

The fund declares dividends, if any, and pays them annually. A distribution may consist of ordinary dividends, capital gains, and return of capital. Sales of fund shares and distributions by the fund generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

T. ROWE PRICE	6

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), T. Rowe Price and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

T. Rowe Price Associates, Inc. 1307 Point Street Baltimore, MD 21231	ETF1324-045 8/1/26